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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 29, 2005


                                 Belden CDT Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Delaware                   001-12561               36-3601505
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(State or other jurisdiction  (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)


                        7701 Forsyth Boulevard, Suite 800
                            St. Louis, Missouri 63105
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          (Address of Principal Executive Offices, including Zip Code)


                                 (314) 854-8000
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              (Registrant's telephone number, including area code)



                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS




Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
         Exhibit 99.1 Supplemental Segment Information


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         ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Upon the filing of this current report on Form 8-K, the Company will post on its website "Supplemental Segment Information", attached hereto as
Exhibit 99.1.

This information represents reclassification of the 2004 segment information in order to conform to the Company's 2005 segment presentation. Effective January 1, 2005, the Company began accounting for all sourcing between its segments as affiliate sales and directed the segment selling to external customers to recognize total operating margin as opposed to prior years when the segment only recognized margin applicable to the selling effort. The Company made this change as a result of increased affiliate transactions, largely resulting from the merger. The Company believes this change provides useful information regarding the performance of each segment and is consistent with how the company assesses internally the performance of the segments. The information reported under this new method is provided to the chief executive officer and chief financial officer for purposes of making decisions about allocating resources to the segments and assessing their performance.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         99.1     Supplemental Segment Information

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     BELDEN CDT INC.


Date: April 29, 2005                                 By: /s/ Kevin L. Bloomfield
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